Exhibit 99.1

Sonic Solutions Reports Results for First Quarter Ended June 30, 2005

    NOVATO, Calif.--(BUSINESS WIRE)--Aug. 15, 2005--Sonic Solutions (NASDAQ: SNIC) ("Sonic") announced today the financial results for its first fiscal quarter ended June 30, 2005.

                       Summary Financial Results
               (in thousands, except per share amounts)

                             Three Months Ended
                                  June 30,
               2005 (Non-GAAP)     2005 (GAAP)    2004 (GAAP)
               ----------------------------------------------

Net revenue           $35,519        $35,519         $17,909
Net income             $5,073         $4,013          $3,987
                     ========       ========         =======
Net income per
 diluted share          $0.18          $0.15           $0.16
                     ========       ========         =======

    On the basis of generally accepted accounting principles ("GAAP"), net revenue for the quarter was $35,519,000 compared to $17,909,000 for the same period in the prior fiscal year. Net income for the quarter was $4,013,000, or $0.15 per diluted share, compared to net income of $3,987,000, or $0.16 per diluted share, for the same period in the prior fiscal year.
    On a non-GAAP basis, net revenue for the quarter was $35,519,000, net income was $5,073,000 and net income per diluted share was $0.18.

    Non-GAAP Presentation

    In this press release, Sonic provides certain adjustments to financial information calculated on the basis of GAAP as supplemental information relating to its results of operations. These non-GAAP financial measures include non-GAAP net income, diluted earnings per share, and gross profit and margin figures, which exclude certain expense items associated with, among other things, the acquisition of the assets and liabilities of the Consumer Software Division of Roxio, Inc., each as more fully described below. The non-GAAP financial measures also exclude the third party costs incurred by Sonic in the first quarter in connection with Sonic's implementation of the requirements of Section 404 of the Sarbanes-Oxley Act (see "SOX Compliance" below). Management believes that this non-GAAP presentation allows investors to better understand the operating results of Sonic for the quarter ended June 30, 2005 because this presentation excludes non-recurring acquisition-related charges and other non-recurring expenses, and provides insight into how management evaluates operating results. In addition, Sonic has reported similar non-GAAP results in the past and believes the inclusion of this non-GAAP presentation provides consistency in its financial reporting. However, these non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and other companies may use different non-GAAP measures and presentations of results.

    The non-GAAP presentation adjusts the following items:

    Acquisition-Related Intangible Amortization. Under purchase accounting rules, some portion of the acquisition purchase price is allocated to intangibles, such as core and developed technology and customer contracts, which are then amortized over various periods of time. The GAAP presentation includes amortization on all acquired intangibles. These non-cash charges are eliminated in the non-GAAP presentation in calculating operating income.
    Acquired Patents. During the quarter ended on June 30, 2005, Sonic sold certain patents that had been acquired as part of the Roxio acquisition. In connection with that sale, the value ascribed to the cost of the patents, in the amount of $1,169,000, was included in cost of revenue in the GAAP presentation. This charge is eliminated in the non-GAAP presentation, as it is a non-cash charge that obscures the cash profit derived from the transactions.
    Third-Party Expenses Related to Compliance with the Sarbanes-Oxley Act of 2002 ("SOX"). Certain third-party expenses related to SOX compliance work for the 2005 fiscal year, which were billed and accrued for during the first quarter of the 2006 fiscal year, are included in the GAAP presentation and excluded in the non-GAAP presentation. The expenses excluded in the non-GAAP presentation are primarily the fees paid to compliance consultants and to Sonic's external auditors for work in connection with Sonic's SOX compliance. Sonic management believes that SOX compliance efforts were significantly complicated by the impact of the Roxio acquisition, including management's decision to migrate Sonic's accounting into systems that were acquired as part of the Roxio combination.
Sonic management believes the level of SOX expenses is extraordinary, is unlikely to recur in future periods, and in any event relates entirely to work performed relative to the fiscal 2005 audit. Hence, it is excluded from the non-GAAP presentation.
    Business Integration Expenses. Certain charges that occurred in connection with the Roxio acquisition, and that are not expected to recur, are considered to be non-recurring charges. The non-GAAP presentation eliminates these charges included in operating expense.

    Sonic will hold its first quarter ended June 30, 2005 earnings conference call on Monday, August 15, 2005 at 1:30 p.m. (PDT)/4:30 p.m. (EDT). Investors are invited to listen to Sonic's conference call on the investor section of the Sonic Web site at www.sonic.com. A replay of the call also will be available via Webcast at www.sonic.com.


                            Sonic Solutions
            Condensed Consolidated Statements of Operations
         (in thousands, except per share amounts -- unaudited)


                                                       Quarters Ended
                                                           June 30,
                                                       ---------------
                                                         2005    2004
                                                       ------- -------
Net revenue                                            35,519  $17,909
Cost of revenue                                         9,249    1,861
                                                       ------- -------

      Gross profit                                     26,270   16,048
                                                       ------- -------

Operating expenses:
      Marketing and sales                               8,523    3,912
      Research and development                         10,390    6,548
      General and administrative                        4,909    1,200
      Business integration                                295        -
                                                       ------- -------

      Total operating expenses                         24,117   11,660
                                                       ------- -------

      Operating income                                  2,153    4,388

Other income (expense), net                              (113)      60
                                                       ------- -------

      Income before income taxes                        2,040    4,448

Provision (benefit) for income taxes                   (1,973)     461
                                                       ------- -------

      Net income                                        4,013   $3,987
                                                       ======= =======

    Net income per share

                      Basic                              0.16    $0.18
                                                       ======= =======
                      Diluted                            0.15    $0.16
                                                       ======= =======

    Shares used in computing net income per share

                      Basic                            24,350   22,044
                                                       ======= =======
                      Diluted                          27,499   25,461
                                                       ======= =======



                            Sonic Solutions
                 Condensed Consolidated Balance Sheets
                 (in thousands, except share amounts)


                                                         2005
                                                  ====================
    ASSETS                                      March 31(a)   June 30
                                                           (unaudited)

Current Assets:
    Cash and cash equivalents                      $35,436     42,853
    Accounts receivable, net of allowance for
     returns and doubtful accounts of $10,377
     and $8,767 at March 31, 2005 and June 30,
     2005, respectively                             12,839     13,628
    Inventory                                          755        715
    Unbilled receivables                               121        ---
    Prepaid expenses and other current assets        2,153      2,334
                                                  --------    -------
          Total current assets                      51,304     59,530

Fixed assets, net                                    6,756      6,569
Purchased and internally developed software, net     1,595      1,485
Goodwill                                            54,664     53,269
Acquired intangibles, net                           49,046     47,731
Other assets                                         2,583      4,630
                                                  --------    --------

    Total assets                                  $165,948    173,214
                                                  ========    ========

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:

    Accounts payable                                $9,087      9,325
       Accrued liabilities                          19,164     20,389
       Deferred revenue                              5,176      6,919

     Obligations under capital leases, current
      portion                                           84         67
                                                  --------    --------
    Total current liabilities                       33,511     36,700
  Bank note payable                                 30,000     30,000

  Other long term liabilities, net of current
   portion                                           2,217      2,170
  Deferred revenue, net of current portion             756        679
Obligations under capital leases, net of current
 portion                                                41         21
                                                  --------    --------
          Total liabilities                         66,525     69,570
                                                  --------    --------

Shareholders' Equity:
  Convertible preferred stock, no par value,
   10,000,000 shares authorized; 0 shares issued
   and outstanding at March 31, 2005, and June 30,
   2005                                                ---        ---
  Common stock, no par value, 100,000,000 shares
   authorized; 24,308,730 and 24,392,103 shares
   issued and outstanding at March 31, 2005 and
   June 30, 2005, respectively                     106,410    106,669
  Accumulated other comprehensive loss                (274)      (325)
  Accumulated deficit                               (6,713)    (2,700)
                                                  --------    --------
     Total shareholders' equity                     99,423    103,644
                                                  --------    --------
     Total liabilities and shareholders' equity   $165,948    173,214
                                                  ========    ========

(a): The consolidated balance sheet at March 31, 2005 has been derived from the Company's audited consolidated financial statements on Form 10-K at that date, but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


                            Sonic Solutions
       Reconciliation of Reported Operating Results to Non-GAAP
                           Operating Results
  (in thousands, except per share amounts and percentages, unaudited)


                                                  Three Months Ended
                                                        June 30,
                                                    2005       2004

  Reported revenue                               $35,519    $17,909

Non GAAP gross profit                            $28,866    $16,226
Non GAAP gross margin                                 81%        91%

       GAAP Operating income                      $2,153     $4,388
                                                 =======     ======
       GAAP Net income                             4,013      3,987

  Adjustments:
  Business integration expenses                      295        ---
  Patent cost                                      1,169        ---
  SOX compliance expenses                          1,145        ---
  Amortization of intangible assets                1,427        178


Tax impact on non-GAAP adjustments               ($2,976)      ($18)
                                                 -------    -------
Non GAAP net income                               $5,073     $4,147
                                                 =======    =======

 Net income per diluted share
      Non-GAAP                                     $0.18      $0.16
                                                 =======    =======
      GAAP                                         $0.15      $0.16
                                                 =======    =======

 Shares used in computing per share amounts       27,499     25,461
                                                 =======    =======

    About Sonic Solutions

    Sonic Solutions (NASDAQ: SNIC; http://www.sonic.com) is the leader in digital media software, providing a broad range of interoperable, platform independent software tools and applications for creative professionals, business and home users, and technology partners. Sonic's products range from advanced DVD authoring systems and interactive content delivery technologies used to produce the majority of Hollywood DVD film releases, to the award-winning Roxio- and Sonic-branded CD and DVD creation, playback and backup solutions that have become the premiere choice for consumers, prosumers and business users worldwide.
    Sonic products are globally available from major retailers, online at Sonic.com and Roxio.com, and are bundled with PCs, after-market drives and consumer electronic devices. Sonic's digital media creation engine is the de facto standard and has been licensed by major software and hardware manufacturers, including Adobe, Microsoft, Scientific-Atlanta, Sony, and many others. Sonic Solutions is headquartered in Marin County, California.
    Sonic, the Sonic logo, Sonic Solutions, and Roxio are trademarks or registered trademarks of Sonic Solutions in the United States and/or other countries. All other company or product names are trademarks of their respective owners and, in some cases, are used by Sonic under license.

    Forward Looking Statements

    This press release and Sonic's first quarter ended June 30, 2005 earnings conference call contain forward-looking statements that are based upon current expectations. Such forward-looking statements include revenue and earnings per share guidance for the fiscal quarters ending September 30, 2005, December 31, 2005, March 31, 2006, and the fiscal year ending March 31, 2006; the gross margin, operating margin, effective tax rate and cost of SOX compliance assumed for the guidance; the continuing effects of the increase in operating expenses and headcount in connection with the Roxio acquisition; and favorable expectations about Sonic's consumer electronics strategy and ability to take advantage of the convergence of the PC and consumer electronics industries. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, Sonic's ability to successfully integrate Roxio's Consumer Software Division and former employees into Sonic's business and realize the anticipated synergies and cost savings from the acquisition; general customer and market reaction to the Roxio acquisition; the timely introduction and acceptance of new products, including but not limited to Sonic's high definition series products; the costs associated with new product introductions and the possible adverse effect on gross margin; the transition of products to new hardware configurations and platforms; unforeseen increases in operating expenses as a result of the Roxio acquisition, new product introductions, cost of SOX compliance or business expansion; loss of significant customers due to the Roxio acquisition and other market conditions; risks related to acquisitions and international operations; and other factors, including those discussed in Sonic's annual and quarterly reports on file with the Securities and Exchange Commission. This press release should be read in conjunction with Sonic's most recent quarterly report on Form 10-Q and Sonic's other reports on file with the Securities and Exchange Commission, which contain a more detailed discussion of Sonic's business including risks and uncertainties that may affect future results. Sonic does not undertake to update any forward looking statements.

    CONTACT: Sonic Solutions
             A. Clay Leighton, 415-893-8000 (CFO)
             clay_leighton@sonic.com
             fax: 415-893-8008
             or
             Market Street Partners
             Carolyn Bass, 415-445-3232
             Susan Coss, 415-445-3237
             investinsonic@sonic.com